Exhibit 10.15

Metals Acquisition Limited
2022 Employee Stock Purchase Plan

Adopted by the Board of Directors: ___________, 2022
Approved by the Shareholders: ________, 2022

1.             General; Purpose.

(a)           The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase Shares. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees.

(b)           The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Designated Companies.

2.             Administration.

(a)           The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c). References herein to the Board shall be deemed to refer to the Committee where such administration has been delegated.

(b)           The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            to determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical);

(ii)           to designate from time to time  which Affiliates will be eligible to participate in the Plan as Designated Companies;

(iii)          to construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective;

(iv)          to settle all controversies regarding the Plan and Purchase Rights granted under the Plan;

(v)           to suspend or terminate the Plan at any time as provided in Section 12(b);

(vi)          to amend the Plan at any time as provided in Section 12(a); and

(vii)         to adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside Jersey, Channel Islands. Without limiting the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of Compensation, handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements.

(c)           The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d)           All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.            Shares Subject to the Plan.

(a)           Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of Shares that may be issued under the Plan will not exceed [____] Shares, plus the number of Shares that are automatically added on January 1st of each year for a period of up to five years, commencing on the first January 1st following the year in which the Plan is adopted and ending on (and including) January 1, 2027, in an amount equal one percent (1%) of the total number of issued and outstanding Shares on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of Shares than would otherwise occur pursuant to the preceding sentence.

(b)           If any Purchase Right granted under the Plan terminates without having been exercised in full, the Shares not purchased under such Purchase Right will again become available for issuance under the Plan.

(c)           The shares purchasable under the Plan will be authorized but unissued Shares, including shares repurchased by the Company on the open market.

(d)           The number of shares of Common Stock available for issue under the Plan in accordance with paragraph (a) above to Eligible Employees in Australia made in reliance on Division 1A of Part 7.12 of the Corporations Act 2001 (Cth) (“Corporations Act”) shall not exceed the maximum number permitted to be issued in reliance on that Division unless otherwise authorised under Australian law.

4.             Grant of Purchase Rights; Offering.

(a)           The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, and the substance of the provisions contained in Sections 5 through 8, inclusive. The Company may impose restrictions on eligibility and participation of Eligible Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

(b)           If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan (and, if there is more than one such form, the latest filed form will apply unless otherwise indicated), and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c)           The Board will have the discretion to structure an Offering so that if the Fair Market Value of a Class A Share on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a Class A Share on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

(d)           To the extent an Offering is made to Eligible Employees in Australia, paragraphs (a) through (c) above apply, provided that to the extent an Offering cannot be made to an Eligible Employee in reliance on an exception under section 708 of the Corporations Act or under any other exception available under the Corporations Act, an Offering must be made via an offer document that complies with Division 1A of Part 7.12 of the Corporations Act.

5.             Eligibility.

(a)           Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Designed Company. Except as provided in Section 5(b) or as required by applicable law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Designed Company, as the case may be, for such continuous period preceding such Offering Date as the Board may require.

(b)           The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering that coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i)            the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii)           the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii)          the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c)           No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns shares possessing five percent or more of the total combined voting power or nominal value of the authorized issued share capital of the Company or of any Designated Company.

(d)           Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan.

(e)           Notwithstanding anything in this Section 5 to the contrary, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.

6.             Purchase Rights; Purchase Price.

(a)           On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to 25,000 Shares (or such lesser number of shares determined by the Board prior to the commencement of the Offering), but not exceeding 15% (or such lesser percentage determined by the Board prior to the commencement of an Offering) of such Employee’s Compensation during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b)           The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and Shares will be purchased in accordance with such Offering. Unless the Board determines otherwise, Offerings and Purchase Periods shall be concurrent six-month periods, commencing on January 1 and July 1 of each year, with the first such Offering and Purchase Period commencing on January 1, 2022.

(c)           In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of Shares that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of Shares that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of Shares that may be purchased by all Participants on any Purchase Date under the Offering. Unless the Board determines otherwise, the maximum number of shares that all Participants may purchase in the aggregate on any Purchase Date is ten percent (10%) of the available shares reserved under this Plan as of the date of the commencement of the Offering. If the aggregate purchase of Shares issuable on exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the Shares (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.

(d)           The purchase price of Shares acquired pursuant to Purchase Rights will not be less than the lesser of:

(i)            an amount equal to 85% of the Fair Market Value of the Shares on the Offering Date; or

(ii)           an amount equal to 85% of the Fair Market Value of the Shares on the applicable Purchase Date.

7.             Participation; Withdrawal; Termination.

(a)           An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. To the extent any Participant is an Eligible Employee in Australia, such Participant’s Contributions must be held in a dedicated trust account established by the Company with an authorised deposit-taking institution in Australia to the extent required by Division 1A of Part 7.12 of the Corporations Act. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law or regulations requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. Except as otherwise determined by the Board, a Participant only will be permitted to increase or reduce his or her Contributions once per Offering. If required under applicable law or regulations or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash, check or wire transfer prior to a Purchase Date.

(b)           During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. On such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate, and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions, without interest or earnings (unless otherwise required by applicable law) and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect on his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c)           Unless otherwise required by applicable law or regulations, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by applicable law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions without interest or earnings (unless otherwise required by applicable law).

(d)           Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering.

(e)           During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(f)            Unless otherwise specified in the Offering or required by applicable law or regulations, the Company will have no obligation to pay interest on Contributions.

8.             Exercise of Purchase Rights.

(a)           On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of Shares, up to the maximum number of Shares permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering. Unless the Board determines otherwise, shares will be issued to and held under the name of a Plan Broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. Unless the Board determines otherwise, a Participant must retain such shares with the Plan Broker until the later of the two-year anniversary of the date of grant of the associated Purchase Rights or the one-year anniversary of the exercise date of the associated Purchase Rights, but unless the Board elects to restrict dispositions during such period, a Participant may sell the shares at any time after the shares are issued to a Plan Broker.

(b)           Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of Shares on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant as soon as practicable after the final Purchase Date of such Offering without interest or earnings (unless otherwise required by applicable law or regulations).

(c)           No Purchase Rights may be exercised to any extent unless the Shares to be issued on such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act, and the Plan is in material compliance with all applicable U.S. federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date the Shares are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the Shares are subject to such an effective registration statement, and the Plan is in material compliance. If, on the Purchase Date, as delayed to the maximum extent permissible, the Shares are not registered and the Plan is not in material compliance with all applicable laws and regulations, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.

9.            Covenants of the Company.

The Company will seek to obtain from each U.S. federal, state, foreign or other regulatory commission or agency or governmental body having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell Shares thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Shares under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Shares on exercise of such Purchase Rights.

10.          Designation of Beneficiary.

(a)           The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any Shares and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b)           If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any Shares and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may issue or deliver (as the case may be) such Shares and/or Contributions, without interest, to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.          Adjustments on Changes in Shares; Corporate Transactions.

(a)           In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities reserved automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b)           In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the shareholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase Shares (rounded down to the nearest whole share) within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

12.          Amendment, Termination or Suspension of the Plan.

(a)           The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, shareholder approval will be required for any amendment of the Plan for which shareholder approval is required by applicable law, regulations or listing requirements.

(b)           The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c)           Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Contributions; and (iv) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13.          Tax Qualification; Tax Withholding.

(a)           Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment or avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.

(b)           Each Participant will make arrangements, satisfactory to the Company and any applicable Designated Company, to enable the Company or the Designated Company to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to applicable law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Designated Company; (ii) withholding from the proceeds of the sale of Shares acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(c)           This Plan, as it relates to Purchase Right issued to a Participant who is an Eligible Employee in Australia, is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (“Tax Act”) applies (subject to the conditions in the Tax Act), unless the Offering provides that Subdivision 83A-C is not to apply to that Purchase Right.

14.          Effective Date of Plan; Term of Plan

The Plan will become effective immediately prior to and contingent on the occurrence of the Closing Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board. If not terminated earlier pursuant to Section 12, the Plan will have a term that expires on the tenth anniversary of its adoption by the Board.

15.          Miscellaneous Provisions.

(a)           Proceeds from the sale of Shares pursuant to Purchase Rights will constitute general funds of the Company.

(b)           A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Purchase Rights unless and until the Participant’s Shares acquired on exercise of Purchase Rights are recorded in the register of members of the Company or branch register maintained by its transfer agent.

(c)           The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at-will nature of a Participant’s employment, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company, a Designated Company or an Affiliate, or on the part of the Company, a Designated Company or an Affiliate to continue the employment of a Participant.

(d)           This Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the internal laws of the Jersey, Channel Islands, without giving effect to principles of conflicts of laws, and construed accordingly.

(e)           If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision was omitted.

(f)            If any provision of the Plan does not comply with applicable law or regulations, such provision shall be construed in such a manner as to comply with applicable law or regulations.

16.          Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)           “Affiliate” means any entity, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)           “Board” means the Board of Directors of the Company.

(c)           “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Shares subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share subdivision, liquidating dividend, share consolidation, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(d)           “Closing Date” means the date of the closing of the transactions contemplated by that certain Share Sale Agreement, dated as of March 17, 2022 (as amended by that certain Deed of Consent and Covenant, dated as of November 22, 2022), by and among the Company and the other parties thereto.

(e)           “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(f)            “Company” means Metals Acquisition Limited, a public limited company incorporated under the laws of Jersey, Channel Islands or any successor to all or substantially all of its businesses by merger, amalgamation, consolidation, purchase of assets or otherwise.

(g)           “Compensation” means an Eligible Employee’s cash compensation, including, without limitation, regular and recurring straight time gross earnings, payments for overtime and shift premium, as well as cash payments for incentive compensation, bonuses and other similar compensation. The Board or the Committee, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for an Offering prior to the commencement of such Offering.

(h)           “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(i)            “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii)           a sale or other disposition of the outstanding voting securities of the Company representing 50% or more of the combined voting power of the outstanding voting securities of the Company;

(iii)          a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)          a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Class A Ordinary Shares issued and outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(j)            “Designated Company” means any Affiliate selected by the Board to participate in the Plan.

(k)           “Director” means a member of the Board.

(l)            “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(m)          “Employee” means any person who is the Company’s or a Designated Company’s employee. Notwithstanding anything to the contrary in this Plan, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan. For purposes of an individual’s participation in, or other rights under the Plan, all determinations by the Company shall be final, binding and conclusive, notwithstanding that any court of law or governmental agency subsequently makes a contrary determination.

(n)           “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(o)           “Fair Market Value” means, as of any date, the value of the Shares is determined as follows:

(i)            if the Shares are listed on any established stock exchange or traded on any established market, the Fair Market Value of a Class A Share will be the closing sales price for such shares as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Shares on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists; and

(ii)           in the absence of such markets for the Shares, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws.

(p)           “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(q)           “Offering Date” means a date selected by the Board for an Offering to commence.

(r)            “Officer” means a person who is an officer of the Company or a Designed Company within the meaning of Section 16 of the Exchange Act.

(s)           “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(t)            “Plan” means this Metals Acquisition Limited 2022 Employee Stock Purchase Plan.

(u)           “Plan Broker” means a broker designated by the Company.

(v)           “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of Shares will be carried out in accordance with such Offering.

(w)          “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(x)            “Purchase Right” means an option to purchase Shares granted pursuant to the Plan.

(y)           “Securities Act” means the U.S. Securities Act of 1933, as amended.

(z)           “Shares” means the ordinary shares of a par value of [______] each in the Company.

(aa)         “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of Shares or the sale or other disposition of Shares acquired under the Plan.

(bb)         “Trading Day” means any day on which the exchange(s) or market(s) on which Shares are listed, including but not limited to the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.